UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
______________
Date of Report (Date of earliest event reported):
June 15, 2015
______________
QUALITY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

CALIFORNIA (State or other jurisdiction of incorporation)	001-12537 (Commission File Number)	95-2888568 (IRS Employer Identification Number)

18111 Von Karman, Suite 700
Irvine, California 92612
(Address of Principal Executive Offices)
(949) 255-2600
(Registrant’s Telephone Number, Including Area Code)
Not applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events

As previously announced during the conference call held on May 21, 2015, beginning in the first quarter of fiscal 2016, Quality Systems, Inc. (the “Company”) will begin to present certain components of revenue within the consolidated statements of comprehensive income in an improved format that is intended to group like-kind products and services and disaggregate the other services category of revenue, which has continued to comprise a larger percentage of total revenue. More specifically, the following is a summary of the primary changes to the presentation of revenue:

•
Revenue from software-as-a-service (SaaS), hosting services, and other software related subscriptions are now aggregated into a new software related subscription services category of revenue. Previously, revenue from software related subscriptions services was reported within the other services category of revenue.

•	Revenue from annual software licenses that was also previously reported within the other services category of revenue is now reported within the software license and hardware category of revenue.

•
Revenue from all other services, including implementation, training, and consulting, are now aggregated into a single professional services category of revenue that excludes software related subscription services and annual software licenses, as noted above.

Each of the corresponding components of cost of revenue has also been revised in a manner that is consistent with the new presentation of revenue described above.

For informational and comparability purposes, the Company has recast its previously reported consolidated statements of comprehensive income to provide historical information on a basis consistent with the new reporting format of revenue and cost of revenue. The recast consolidated statements of comprehensive income for fiscal years ended March 31, 2014 and 2015 and each of the respective quarterly reporting periods therein are attached as Exhibit 99.1 to this Form 8-K, and are incorporated herein by reference.

The reclassification of revenue and cost of revenue within the consolidated statements of comprehensive income has no impact on the Company’s previously reported net income or earnings per share and no impact on the previously reported consolidated balance sheets, statements of stockholders' equity, and statements of cash flow.

The information in this Item 8.01 of this Form 8-K, as well as Exhibit 99.1 attached hereto, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Recast consolidated statements of comprehensive income for the fiscal years ended March 31, 2014 and 2015 and each of the respective quarterly reporting periods therein

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 15, 2015

QUALITY SYSTEMS, INC.
By:	/s/ John Stumpf
John Stumpf
Interim Chief Financial Officer

EXHIBITS ATTACHED TO THIS REPORT ON FORM 8-K

Exhibit No.	Description
99.1	Recast consolidated statements of comprehensive income for the fiscal years ended March 31, 2014 and 2015 and each of the respective quarterly reporting periods therein

4